SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )
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Filed by a party other than the registrant ☐
Check the appropriate box:
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☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.
The Coventry Group
(Name of Registrant as Specified in Its Charter)
(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 24, 2008
Dear Shareholder:
     I am writing to inform you of the upcoming special meeting of the shareholders of the PathMaster Domestic Equity Fund (the “Fund”), a series of The Coventry Group.
     The meeting is scheduled to be held at 11:00 a.m. Eastern time on April 18, 2008, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Please take the time to carefully read the Proxy Statement and cast your vote.
     The purpose of the meeting is to seek your approval for a proposed reorganization of the Fund. The Fund is currently organized as a series of The Coventry Group, an investment company with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. After completion of the proposed tax-free reorganization, the Fund would be a series of Northern Lights Fund Trust, an investment company with its principal offices at 450 Wireless Blvd., Hauppauge, New York 11788. This proposed reorganization of the Fund will not result in a change in adviser to the Fund, or any change to the Fund’s investment objective, strategies or investment policies.
     We think that this proposal is in the best interest of the shareholders of the Fund. The Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.
     Should you have any questions, please feel free to call us at 1-877-942-8434. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.
Your vote is important regardless of the number of shares you own. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.
Sincerely,
C. David Bunstine
President
The Coventry Group

PathMaster Domestic Equity Fund
A series of The Coventry Group
3435 Stelzer Road
Columbus, OH 43219
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 18, 2008
Dear Shareholders:
     The Board of Trustees of The Coventry Group (the “Trust”), an open-end investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the PathMaster Domestic Equity Fund, a series of the Trust, to be held at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, on April 18, 2008 at 11:00 a.m., Eastern time, for the following purpose:
1.	To approve a proposed Agreement and Plan of Reorganization under which the PathMaster Domestic Equity Fund, a series of the Trust, would merge with and into the PathMaster Domestic Equity Fund, a series of Northern Lights Fund Trust, in a tax-free reorganization.

2.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.
     Shareholders of record at the close of business on March 12, 2008 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.
By Order of the Board of Trustees
Curtis Barnes, Secretary
March 24, 2008
YOUR VOTE IS IMPORTANT
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PathMaster Domestic Equity Fund
A Series of The Coventry Group

PROXY STATEMENT

MEETING OF SHAREHOLDERS
     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Coventry Group (the “Trust”), an open-end investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at 3435 Stelzer Road, Columbus, Ohio 43219. The proxies are to be used at a meeting of the shareholders of the PathMaster Domestic Equity Fund (the “Fund”) at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, on April 18, 2008 at 11:00 a.m., Eastern time, and any adjournment of the meeting. The primary purpose of the meeting is for shareholders of the Fund to consider and approve the following proposals:
     (1) To approve a proposed Agreement and Plan of Reorganization, pursuant to which the Fund would merge with and into the PathMaster Domestic Equity Fund (the “New Fund”), a series of Northern Lights Fund Trust (“Northern Lights Trust”), in a tax-free reorganization.
     (2) To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.
     The date of the first mailing of this Proxy Statement will be on or about March 24, 2008.
SUMMARY OF PROPOSAL
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE PATHMASTER DOMESTIC EQUITY FUND, A SERIES OF THE TRUST, WOULD MERGE WITH AND INTO THE PATHMASTER DOMESTIC EQUITY FUND, A SERIES OF NORTHERN LIGHTS TRUST, IN A TAX-FREE REORGANIZATION.
     At a meeting held on February 28, 2008, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as

amended (the “1940 Act”), considered and unanimously approved an Agreement and Plan of Reorganization dated February 29, 2008 (the “Plan of Reorganization” or “Reorganization Plan”), a copy of which is attached to this Proxy Statement as Exhibit A. Under the Plan of Reorganization, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of Northern Lights Trust, in exchange for a number of New Fund shares equivalent in class, number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on April 21, 2008 (the “Closing Date”) (this transaction is referred to as the “Reorganization”). Such exchange and distribution shall be accomplished on a class equivalent basis, i.e., Class A shares of the Fund shall be exchanged for Class A (or similar type) shares of the New Fund, Class C shares of the Fund shall be exchanged for Class C (or similar type) shares of the New Fund and Class I shares of the Fund shall be exchanged for Class I (or similar type) shares of the New Fund. Like the Trust, Northern Lights Trust is an open-end investment company registered with the SEC.
     If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to that of the Fund. In addition, the current investment adviser to the Fund, Wayne Hummer Asset Management Company (“WHAMCo”), will continue to serve as the investment adviser to the New Fund. However, there are some differences between the funds. The New Fund will employ an administrator, transfer agent, custodian and distributor that are different than the administrator, transfer agent, custodian and distributor utilized by the Fund. In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of Northern Lights Trust. If approved, the Reorganization is expected to take effect on or about April 21, 2008, although the date may be adjusted in accordance with the Reorganization Plan.
     The most recent annual report of the Fund, including financial statements, for the fiscal year ended March 31, 2007, as well as the semi-annual report for the Fund for the semi-annual period ended September 30, 2007, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling 1-877-942-8434, and they will be sent to you within three (3) business days by first class mail.
COMPARISON OF THE FUND AND THE NEW FUND
The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
     The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Fund and the New Fund (each a “Fund” and collectively, the “Funds”) will be identical. The New Fund is newly organized and will commence operation on the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.
Investment Objectives

     The investment objective of both Funds is to seek long-term capital growth. The investment objectives are a non-fundamental policy and may be changed without shareholder approval.
Principal Investment Strategies
     Both Funds attempt to achieve their investment objective by investing primarily in exchange-traded funds (“ETFs”) that track certain domestic equity market segments by size (i.e., small-cap, mid-cap and large-cap) and style (i.e., growth and value) that WHAMCo has determined offer the greatest potential for capital appreciation in a given market environment.
Temporary Defensive Positions
     To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational expenses. Each Fund also may invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
Investment Risks
     Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds are subject to the following principal risks.
     Market Risk
     Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. A Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

      “Fund of Funds” Structure Risk
     Each Fund is structured as a “fund of funds” meaning that it invests primarily in other investment companies, such as ETFs. Your cost of investing in either Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in either Fund, you will indirectly bear the fees and expenses charged by the underlying ETFs and investment companies in which a Fund invests, as well as the fees and expenses charged by the Fund.
      ETF Risk
     ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.
      ETF Net Asset Value/Market Price Risk
     The market value of ETF shares in which the Funds invest may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.
      Small and Mid-Sized Company Risk
     Certain ETFs in which either Fund may invest are designed to track small and mid-cap equity market segments. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Mid-sized company risk is the possibility that the securities of medium-sized companies may under certain market conditions be more volatile and more speculative than the securities of larger companies. Market capitalization of a company is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Those factors also increase risks and make those companies more likely to fail than companies with larger market capitalizations.
      Non-diversification Risk
     Because both Funds are classified as a non-diversified fund for purposes of the 1940 Act, either may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, both Funds are subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by a Fund may directly affect the net asset value of the Fund more than if the Fund were operated as a diversified fund.

      Portfolio Turnover Risk
     Either Fund may trade securities actively, which could increase its transaction costs (thereby lowering performance) and increase the amount of taxes that a shareholder may pay.
Limitations and Restrictions
     The following investment restrictions may be changed with respect to each Fund only by a vote of a majority of the outstanding shares of that Fund.
Each Fund will not:
     1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;
     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;
     3. Make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;
     4. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;
     5. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Funds; and
     6. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).
     The following additional investment restriction is not a fundamental policy and, therefore, may be changed without the vote of a majority of the outstanding shares of each Fund.
     1. Except as provided in the fundamental polices described above, both Funds may not purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund’s net assets would be invested in securities that are illiquid.

     If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limitation set forth in the Fund’s prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.
Fees and Expenses
     The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Fund and on estimates for the New Fund. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by the various individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund as compared to the Fund.
Table of Fees and Expenses

SHAREHOLDER FEES			New			New			New
(FEES PAID DIRECTLY FROM YOUR	Fund		Fund		Fund	Fund		Fund	Fund
INVESTMENT)	Class A		Class A		Class C	Class C		Class I	Class I
Maximum Sales Charge (Load)	5.00	%(1)	5.00	%(1)	None	None		None	None
Maximum Deferred Sales Charge (Load)	None(2)		None(2)		None	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None		None	None		None	None
Redemption Fees(3)	None		None		None	None		None	None
Exchange Fees	None		None		None	None		None	None
ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from fund assets as a percentage of average net assets):
Advisory Fee	0.60%		0.60%		0.60%	0.60%		0.60%	0.60%
Distribution (12b-1) Fees	0.25%		0.25%		1.00%	1.00%		None	None
Other Expenses	2.76%		0.92	%(4)	2.61%	0.92	%(4)	2.71%	0.92	%(4)
Acquired Fund Fees and Expenses (5)	0.22%		0.22%		0.22%	0.22%		0.22%	0.22%
Total Annual Fund Operating Expenses	3.83%		1.99%		4.43%	2.74%		3.53%	1.74%
Fee Waiver and/or Expense Reimbursement (6)	2.11%		0.27%		1.96%	0.27%		2.06%	0.27%
Net Annual Fund Operating Expenses	1.72%		1.72%		2.47%	2.47%		1.47%	1.47%

(1)	You may pay a reduced sales charge on large purchases. See “How to Reduce Your Sales Charge” in each Fund’s prospectus.

(2)	Purchases of $1 million or more do not pay a front-end sales charge but may pay a 1.0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

(3)	The Funds charge a $15 wire transaction fee for redemptions affected by wire.

(4)	Other Expenses, which include custodian, transfer agency, shareholder servicing, dividend expense on securities sold short and other direct fund expenses are based on estimated amounts for the New Fund’s current fiscal year.

(5)	Acquired Fund Fees and Expenses represent the pro rata fees and expenses indirectly incurred by a Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses (“Acquired Funds”). These fees and expenses are not used to calculate a Fund’s net asset value. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in a Fund’s financial statements (or the financial highlights in a Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Acquired Fund Fees and Expenses are based on estimated amounts for the New Fund’s current fiscal year. Excluding the indirect costs of investing in Acquired Funds, Total and Net Fund Operating Expenses would be:

		New		New		New
	Fund	Fund	Fund	Fund	Fund	Fund
	Class A	Class A	Class C	Class C	Class I	Class I
Total Annual Fund Operating Expenses	3.61%	1.77%	4.21%	2.52%	3.31%	1.52%
Net Annual Fund Operating Expenses	1.50%	1.50%	2.25%	2.25%	1.25%	1.25%

(6)	WHAMCo has contractually agreed to reduce its fees and to reimburse expenses, through July 31, 2009 for the New Fund and through July 31, 2008 for the Fund, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) will not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares. Fee waivers and expense reimbursements are subject to possible recoupment from both Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. After July 31, 2009 the expense limitation for the New Fund and after July 31, 2008 the expense limitation for the Fund may be terminated or revised, although the Fund and/or the New Fund and WHAMCo may agree to extend the term of the agreement.
EXAMPLE
     This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds.
     The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that each Fund’s expense limitation agreement remains in force through July 31, 2009 for the New Fund and July 31, 2008 for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund	Fund	Fund	New Fund	New Fund	New Fund
Holding Period	Class A	Class C	Class I	Class A	Class C	Class I
1 Year	$666	$250	$150	$666	$250	$150
3 Years	$1,426	$1,164	$891	$1,068	$825	$522
5 Years	$2,205	$2,088	$1,655	$1,495	$1,426	$919
10 Years	$4,232	$4,444	$3,665	$2,680	$3,051	$2,029

The Funds’ Performance
     The following information shows the past performance of Class A, Class C and Class I shares of the Fund. The bar chart shows the variability of Class I shares from year to year and the lower tables show the variability of the returns of each Class of shares of the Fund, which is one indicator of the risks of investing in the Funds. However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets and liabilities of the Fund on a class equivalent basis. The New Fund also will assume the performance history of the Fund on class equivalent basis.

*	Assumes reinvesment of dividends and distributions.
For the periods included in the bar chart:

Best Quarter	1st Quarter 2006	7.19%
Worst Quarter	4th Quarter 2007	-4.57%
     The following table shows the average annual total returns and after-tax returns over the past one year and since inception for Class A, Class C and Class I shares. The table includes the effects of Fund share Class expenses (and loads for Class A shares) and is intended to provide you with some indication of the risks of investing in the Fund by comparing the Fund share Classes’ performance with an appropriate widely recognized securities index, the Russell 300 Index (“Russell 3000 Index”), that is described in a footnote to the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index. Past performance, before and after taxes, is not an indication of future results.

Average Annual Total Returns* for the periods ended December 31, 2007

		Since Inception
Class A shares	1 Year	(January 17, 2006)
Return Before Taxes	-3.72%	4.24%
Return After Taxes on Distributions[1]	-4.67%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-1.12%	3.51%
Russell 3000 Index[2] (reflects no deduction for fees, expenses or taxes)	5.14%	8.87%

		Since Inception
Class C shares	1 Year	(January 17, 2006)
Return Before Taxes	0.52%	6.22%
Return After Taxes on Distributions[1]	-0.46%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.66%	5.22%
Russell 3000 Index[2] (reflects no deduction for fees, expenses or taxes)	5.14%	8.87%

		Since Inception
Class I shares	1 Year	(December 2, 2005)
Return Before Taxes	1.52%	7.78%
Return After Taxes on Distributions[1]	0.49%	6.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.39%	6.48%
Russell 3000 Index[2] (reflects no deduction for fees, expenses or taxes)	5.14%	9.24%

*	Assumes reinvesment of dividends and distributions.

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The Russell 3000 Index is a widely recognized, unmanaged market capitalization-weighted index which contains the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. The index does not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.
Comparison of Share Classes, Sales Charges and Rule 12b-1 Fees
Share Classes
     The Fund currently offers, and the New Fund will offer, Class A, Class C and Class I shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses.
     The following table compares sales charges, distribution and service fees (12b-1) and total Fund expenses of each Fund’s Class A, Class C and Class I shares.

	Class A	Class C	Class I
Sales Charge (Load)	Front-end sales charge; reduced sales charges available. A contingent deferred sales charge of 1% applies to redemptions made within 12 months following certain purchases made without a sales charge.	No front-end sales charge or contingent sales charge.	No front-end sales charge or contingent sales charge.

Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.25% of the Fund’s total net assets applicable to Class A shares.	Subject to annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s total net assets applicable to Class C shares.	No distribution and shareholder servicing fees.

Fund Expenses	Lower annual expenses than Class C shares; higher annual expenses than Class I shares.	Higher annual expenses than Class A and Class I shares.	Lower annual expenses than Class A and Class C shares.
Sales Charges
     Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on the amount invested. No sales charges are imposed on reinvested distributions. The following sales charges apply to the purchases of Class A shares of both the Fund and the New Fund, based on the amount of purchase:

	Sales Charge as a %	Sales Charge as a %	Dealer
Amount Invested	of Offering Price	of Amount Invested	Reallowance
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $750,000	2.00%	2.04%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	None	None	None

     As shown, investors that purchase $1,000,000 or more of either Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge if such shares are redeemed within 12 months of purchase.
      Sales Charge Reductions and Waivers
      Class A shares
     Reduced sales charges for Class A shares of both Funds are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:
Letter of Intent — You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.
Rights of Accumulation — When the value of shares you already own in all share classes plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.
Reinstatement Privilege — If you have sold Class A shares and decide to reinvest in the Fund within a 120 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 120 days of the date your instructions to sell were processed.
     Both Funds waive Class A sales charges under certain circumstances. Sales charges are waived on purchases of Class A shares by:
     (1) The Fund’s distributor, its affiliates or successor distributor;
     (2) Trustees or officers of the Fund;
     (3) Officers and directors of Wayne Hummer Investments, L.L.C., WHAMCo, Wayne Hummer Trust Company, Wintrust Financial Corporation (“Wintrust”), subsidiaries of Wintrust and their immediate families;
     (4) Trustees/directors of any mutual fund sponsored by WHAMCo;
     (5) Bona fide, full-time employees of WHAMCo, Wayne Hummer Trust Company, Wayne Hummer Investments, L.L.C., Focused Investments, L.L.C., Wintrust, subsidiaries of Wintrust and their immediate family members.

     (6) Employees of investment dealers and registered investment advisers authorized to sell the Wayne Hummer Funds.
     (7) Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) that have received authorization from the distributor.
     (8) Accounts that are held with certain selected financial intermediaries that have entered into service agreements that have received authorization from the distributor.
     For these purposes, “immediate family” is defined to include a person’s spouse, parents and children. WHAMCo, at its expense, may provide compensation to dealers in connection with sales of shares of the Fund.
      Class C shares
     Class C shares of both Funds are sold without any initial sales charge or contingent sales charge.
      Class I shares
     Class I Shares of both Funds are sold without any initial sales charge, with a minimum initial investment of $100,000 to the following:
     (1) Accounts for which the Adviser or any of its affiliates act as fiduciary, agent, investment adviser or custodian.
     (2) Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) that have received authorization from the distributor.
     (3) Advisory clients of WHAMCo with a fee-based asset management account.
     (4) Officers and trustees/directors of the Fund, Wayne Hummer Investments L.L.C., WHAMCo, Wayne Hummer Trust Company, Wintrust, subsidiaries of Wintrust and their immediate families.
     (5) Trustees/directors of any mutual fund sponsored by WHAMCo.
     (6) Bona fide, full time employees of WHAMCo, Wayne Hummer Trust Company Wayne Hummer Investments L.L.C., Focused Investments, L.L.C., Wintrust, subsidiaries of Wintrust and their immediate family members.
     For these purposes, “immediate family” is defined to include a person’s spouse, parents and children. The initial investment minimum may be waived for persons affiliated with WHAMCo and its affiliated entities.

Distribution and Service (Rule 12b-1) Fee Comparison
     The New Fund will assess the same 12b-1 fees as the Fund. Rule 12b-1 fees compensate dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.
     The 12b-1 fees vary by share class as follows:
•	Class A shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares. This will cause expenses for Class A shares to be higher and dividends to be lower than for Class I shares.

•	Class C shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the Fund attributable to Class C shares. This will cause expenses for Class C shares to be higher and dividends to be lower than for Class A and Class I shares.

•	The higher 12b-1 fee on Class C shares helps the distributor sell Class C shares without an “up-front” sales charge.

•	The distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution, as applicable.
     Long-term shareholders of Class A shares and Class C shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.
     Class I shares are not subject to any 12b-1 distribution or service fees.
     WHAMCo, at its expense, also may provide compensation to dealers in connection with sales of shares of the Funds.
Comparison of Shareholder Services
Purchase and Redemption Procedures
     The New Fund will offer the same or substantially similar shareholder purchase and redemption services as the Fund, including telephone purchases and redemptions. Shares of the New Fund may be purchased and redeemed at the net asset value of the shares (plus applicable sales charges or less applicable contingent deferred sales charges for Class A shares) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the New Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from the Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.
Minimum Initial and Subsequent Investment Amounts
     The New Fund will offer the same account minimums and automatic investment plan as the Fund. The initial minimum and subsequent investments applicable to both Funds are summarized below:
Class A and Class C Shares*

			Minimum Dividend
Type of	Minimum Initial	Minimum Subsequent	and Distribution
Account	Investment	Investment	Reinvestment
Regular	$1,000	$500	None
Retirement	$500	$200	None
Automatic Investment Plan-Regular	$1,000	$100	None
Automatic Investment Plan-Retirement	$500	$100	None

*	The minimum initial investment for all account types in Class I shares is $100,000.
     Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit subsequent investments of $100 under their respective automatic investment plans.
Redemptions
     You may redeem any or all of your shares in the Fund or the New Fund by writing or telephoning the Fund or New Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $5,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $100 or more.
Dividends and Distributions
     The New Fund will have the same dividend and distribution policy as the Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Fund will continue to have dividends and capital gains reinvested in the New Fund following the Reorganization.

Fiscal Year
     The Funds currently operate on a fiscal year ending March 31. Following the Reorganization, the New Fund will assume the financial history of the Fund and continue to operate on a fiscal year ending March 31 of each year.
Certain Comparative Information about the Trust and Northern Lights Trust
     The Trust is organized as a Massachusetts business trust under a Declaration of Trust and By-Laws (the “Governing Documents”) and Northern Lights Trust is organized as a Delaware statutory trust under an Agreement and Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and Northern Lights Trust.
THE ADVISER
     WHAMCo serves as the investment adviser to the Fund and will continue to serve as investment adviser to the New Fund. Subject to the authority of the Board of Trustees, WHAMCo is responsible or will be responsible for the day-to-day investment decisions of the Funds. Located at 300 South Wacker Drive, Chicago, Illinois 60606, WHAMCo was organized in 1981 and also serves as investment adviser to various individual, institutional and fiduciary accounts.
     Pursuant to the Investment Advisory Agreements, each Fund pays or will pay WHAMCo, on a monthly basis, an annual advisory fee of 0.60% of the Fund’s average daily net assets. The Investment Advisory Agreements provide that WHAMCo will furnish continuous investment advisory and other management and administrative services to each Fund. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the New Fund will be available in the New Fund’s semi-annual shareholder report dated September 30, 2008.
     WHAMCo has agreed contractually to waive its New Fund investment advisory fee and to reimburse expenses, other than dividends on securities sold short, extraordinary or non-recurring expenses and underlying fund fees and expenses, through July 31, 2009, such that the total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares and 1.25% of average daily net assets for Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.
Portfolio Managers
     WHAMCo uses a team approach to investment management. The Portfolio Manager is primarily responsible for the day-to-day management of the Fund, while the Research Analysts provide portfolio research and analysis. The members of the team are:

Richard Charles O’Hara, CFA, Portfolio Manager, Wayne Hummer Asset Management Company since 2005. Prior thereto, Auditor, Price Waterhouse, 1988-1989; Portfolio Analyst, Equitable Capital Management, 1989-1990; Senior Manager, American Express, 1990-1997; Senior Manager, Case Credit, 1997-1998; Analyst/Director of Research, Lake Forest Capital Management Company, 1998 to 2002. Director of Research, Wayne Hummer Asset Management Company, 2002-2005; B.S. Pennsylvania State University, M.B.A., New York University.
Huong M. Le, Senior Research Analyst, Wayne Hummer Asset Management Company since 2004. Prior thereto, Retirement Plans Specialist, Wayne Hummer Investments 2002-2003; Contract Account Assistant, Foote Cone & Belding 2001-2002; Retirement Specialist II, Charles Schwab Corporation 1999-2000; Clinical Research Technician, Evanston Hospital 1996-1998. B.A. Northwestern University, MBA, University of Chicago.
Zachary Rosenstock, Research Analyst, Wayne Hummer Asset Management Company since 2005. Prior thereto, held various part-time employment positions in the education field and restaurant services industry, 2004-2005; and student at Boston College, 2000-2004. B.A. Boston College, 2004.
REASONS FOR THE REORGANIZATION
     The Reorganization is proposed primarily to provide shareholders with lower annual fund operating expenses while providing substantially similar or increased shareholder services.
     At a meeting of the Board of Trustees of the Trust held on February 28, 2008, the Trustees including, the Independent Trustees, considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization. Based on information requested by the Board and provided by WHAMCo, the Trustees compared the investment objectives and principal strategies of the Fund and the New Fund and concluded that the investment objective and principal investment strategies of the Fund and the New Fund are identical.
     Additionally, the Board noted that WHAMCo will continue as investment advisor to the New Fund and that the management agreement between Northern Lights Trust and WHAMCo is not materially different from the agreement currently in place between the Trust and WHAMCo. The Board also noted that operating expenses, such as administration, accounting and transfer agent fees, are expected to decline. This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by WHAMCo. WHAMCo has agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the New Fund’s net operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; acquired fund fees and expenses; and extraordinary expenses) at 1.50%, 2.25% and 1.25% of average daily net assets for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2009. However, in the near-term, because total annual fund operating expenses are expected to remain above the amount set in the expense limitation agreement between the New Fund and WHAMCo, net annual operating expenses are expected to remain unchanged.
     The Board also considered the cost and tax consequences of the Reorganization. The Board noted that WHAMCo has agreed to bear the expenses associated with the Reorganization and it is anticipated that the Fund and its shareholders will not bear any material direct or indirect expenses. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the Reorganization.
     Based on the factors discussed above, the Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Fund, that the terms of the Agreement and Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.
SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT
     Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.
General Plan of Reorganization
     The Reorganization Plan outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Fund will transfer all of its assets to the New Fund in exchange solely for shares of the New Fund and an assumption by the New Fund of all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each such account with the shares due to the shareholder in the Reorganization. Such exchange shall be accomplished on a class equivalent basis, i.e., Class A shares of the Fund shall be exchanged for Class A (or similar type) shares of the New Fund, Class C shares of the Fund shall be exchanged for Class C (or similar type) shares of the New Fund and Class I shares of the Fund shall be exchanged for Class I (or similar type) shares of the New Fund. Every shareholder will own the same number of shares of the New Fund as the number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Class A shares of the Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the New Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions
     The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Northern Lights Trust. The significant conditions include: (a) the receipt by the Trust and Northern Lights Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of the Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust or the Board of Trustees of Northern Lights Trust. In addition, the Reorganization Plan may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Reorganization Plan subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Fund.
OTHER SERVICE PROVIDERS
     Upon reorganization, the New Fund will have a different distributor, administrator and fund accountant than the Fund. Below is information on the new service providers, as well as information on service providers who will continue to provide substantially similar services to the New Fund as they currently provide to the Fund. A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by Northern Lights Trust.
Independent Registered Public Accounting Firm
     Ernst & Young, LLP, located at 41 South High Street, Columbus, Ohio 43215, currently serves as the Fund’s independent registered public accounting firm. Ernst & Young, LLP performs an annual audit of the Fund’s financial statements and provides other services related to filings with respect to securities regulations. Briggs, Bunting & Dougherty, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, will provide substantially similar services for the New Fund following the Reorganization.
Distributor
     Upon reorganization, Aquarius Fund Distributors, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (the “Distributor”), will be the exclusive agent for distribution of shares of the New Fund. The Distributor is obligated to sell the shares of the New Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Foreside Distribution Services, LP, 3435 Stelzer Road, Columbus, Ohio 43219, currently provides similar services for the Fund.
Administrator, Fund Accounting and Transfer Agency Services

     Upon reorganization, Gemini Fund Services, LLC (“GFS”), will become the New Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent. GFS is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137. GFS will maintain the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the New Fund’s shares, act as dividend and distribution disbursing agent and perform other transfer agent and shareholder service functions. In addition, GFS will provide the New Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, GFS also will provide the New Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Citi Fund Services Ohio, Inc., 3425 Stelzer Road, Columbus, Ohio 43219 currently provides similar services to the Fund.
Custodian
     Upon reorganization, the First National Bank of Omaha, located at 1620 Dodge Street, Omaha, NE 68197 (the “Custodian”), will become the New Fund’s custodian. The Custodian will act as the New Fund’s depository, safe keep its portfolio securities, collect all income and other payments with respect thereto, disburse funds at the New Fund’s request and maintain records in connection with its duties. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, currently provides similar services to the Fund.
CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS
     In connection with the Reorganization, the operations of the New Fund will be overseen by North Lights Trust’s Board of Trustees in a substantially similar manner as the Fund is overseen by the Trust’s Board of Trustees. The business of Northern Lights Trust is managed under the direction of the Board in accordance with Governing Documents, which have been filed with the SEC. The Board consists of five (5) individuals, four (4) of whom are Independent Trustees. The Trust’s Board of Trustees consists of five (5) Trustees all of whom are Independent Trustees. Pursuant to the Governing Documents of Northern Lights Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Trustees also retain the power to conduct, operate and carry on the business of Northern Lights Trust and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of Northern Lights Trust’s purposes. The Trustees of the Trust possess similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of Northern Lights Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents. Following is a list of the Trustees and executive officers of Northern Lights Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

			Number of
			Portfolios in
			Fund
			Complex**	Other
Name, Address and	Position/Term of	Principal Occupation	Overseen by	Directorships
Age	Office*	During the Past Five Years	Trustee	held by Trustee
L. Merill Bryan*** Age: 62	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	26	AdvisorOne Funds (16 portfolios); XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)

Anthony J. Hertl Age: 57	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer — Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	26	AdvisorOne Funds (16 portfolios); Satuit Capital Management Trust; XTF Advisors Trust (16 Portfolios); XTF Investors Trust (9 portfolios); The Z-Seven Fund, Inc. and Greenwich Advisors Trust

Gary W. Lanzen Age: 53	Trustee Since 2005	Chief Investment Officer (2006 — present), formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)	26	AdvisorOne Funds (16 portfolios) ; XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)

Mark Taylor Age: 43	Trustee Since 2007	Professor (John P. Begley Endowed Chair in Accounting), Creighton University since 2002)	25	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Number of
Portfolios in Fund
		Principal Occupation	Complex **	Other
Name, Address and	Position/Term	During the Past Five	Overseen by	Directorships
Age	of Office*	Years	Trustee	held by Trustee
Michael Miola**** Age: 54	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company.	26	AdvisorOne Funds (16 portfolios); Constellation Trust Co.; XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)

Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	President Since June 2006	President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 — 2005); Manager, Fund Compliance Services, LLC (since 3/2006); Manager (since 3/2006) and President (since 2004), GemCom LLC.	N/A	N/A

Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 45	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Fund Compliance Services, LLC; (2003 — Present); In-house Counsel, The Dreyfus Funds (1999 — 2003)	N/A	N/A

Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer Since June 2006	Director of Fund Administration, Gemini Fund Services, LLC (2006 — Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).	N/A	N/A

Number of
Portfolios in Fund
		Principal Occupation	Complex **	Other
Name, Address and	Position/Term	During the Past Five	Overseen by	Directorships
Age	of Office*	Years	Trustee	held by Trustee
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 48	Chief Compliance Officer Since June 2007	Compliance Officer of Fund Compliance Services, LLC (01/07 — present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 — 2006); First Vice President of Variable L&A Product Accounting and Reporting for Mutual of Omaha Companies (1998 - 2002).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to Northern Lights Fund Trust and Northern Lights Variable Trust.

***	From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company (“LLC”). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Funds’ distributor. As of May 2007, Mr. Bryan is no longer a member of the LLC.

****	Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).
EXPENSES OF THE REORGANIZATION
     WHAMCo has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $30,000.
FEDERAL INCOME TAX CONSEQUENCES
     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by either Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund will carryover to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding New Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, the Trust, Northern Lights Trust, the Fund and the New Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and Northern Lights Trust and certifications received from the Trust and Northern Lights Trust on behalf of each of the Fund and the New Fund.
     Immediately prior to the Reorganization, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
     The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.
Capitalization
     The following table sets forth as of December 31, 2007: (i) the unaudited capitalization of each Class of shares of the Fund, and (ii) the unaudited pro forma combined capitalization of each Class of shares of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on April 21, 2008 as a result of daily share purchase and redemption activity in the Classes of the Fund and changes in net asset value per share.

		Net Asset
	Net	Value	Shares
Fund	Assets	Per Share	Outstanding
Fund — Class A	$2,758,379.40	$10.65	258,896.98
Adjustment	—	—	—
New Fund — Class A	$2,758,379.40	$10.65	258,896.98

Fund — Class C	$368,462.26	$10.57	34,851.07
Adjustment	—	—	—
New Fund — Class C	$368,462.26	$10.57	34,851.07

Fund — Class I	$14,887,974.03	$10.66	1,396,120.22
Adjustment	—	—	—
New Fund — Class I	$14,887,974.03	$10.66	1,396,120.22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Shareholder of Record	Class A	Class C	Class I
First Clearing, LLC	44.88%	100%	33.70%
10750 Wheat First Drive Glen Allen, VA 23060
Lafoba & Co.	—	—	48.89%
50 Commerce Drive Grayslake, IL 60030
Investors Bank & Trust	52.23%	—	—
FBO Various Retirement Plans 4 Manhattanville Road Purchase, NY 10577
MG Trust Co.	—	—	9.69%
FBO Wintrust Financial Corp. 700 17th Street Suite 300 Denver, CO 80202
US Bank	—	—	7.72%
Lauren Blank Anna Trust PO Box 1787 Milwaukee, WI 53201
SECURITY OWNERSHIP OF MANAGEMENT
     As of the close of business March 12, 2008 (“Record Date”), the Trustees and officers of the Trust, as a group, beneficially owned no shares of the Fund.
VOTING SECURITIES AND VOTING INFORMATION
General Information
     The close of business on March 12, 2008 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. There were 1,427,897.691 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting. The Trust’s Governing Documents require a vote of more than 50% of the outstanding voting shares of the fund to approve a reorganization.
Voting Rights
     Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).
     Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
     If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to the Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.
     A shareholder of the Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of the Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.
     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.
     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.
REVOCATION OF PROXIES
     If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:
•	delivering written notice of the proxy’s revocation to the President of the Trust at the above address prior to the meeting;

•	submitting a properly-executed proxy bearing a later date, but dated prior to the meeting;

•	submitting a subsequent telephone vote; or

•	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.
SOLICITATION OF PROXIES
     We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. WHAMCo, the investment adviser for the Fund and proposed investment adviser for the New Fund, is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. Employees of the WHAMCo and GFS may make solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.
OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Trust and Northern Lights Trust do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of Northern Lights Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Northern Lights Fund Trust at 450 Wireless Blvd., Hauppauge, New York 11788. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 29th day of February 2008, by and between PathMaster Domestic Equity Fund (the “Transferring Fund”), a series of The Coventry Group (the “Coventry Group”), Wayne Hummer Asset Management Company and PathMaster Domestic Equity Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust (the “Northern Trust”). The Coventry Trust is a Massachusetts business trust, with its principal place of business at 3435 Stelzer Road, Columbus, OH 43219. The Northern Trust is a Delaware statutory trust, with its principal place of business at 450 Wireless Blvd., Hauppauge, NY 11788.
     The reorganization will consist of (i) the transfer of all of the assets net of liabilities of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is define in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
     WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
     WHEREAS, the parties desire to change the place and form of organization of the Transferring Fund from a series of a Massachusetts business trust to a series of a Delaware statutory trust;
     WHEREAS, the Board of Trustees of the Coventry Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and have further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;
     WHEREAS, the Board of Trustees of the Northern Trust, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and have further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF TRANSFERRING FUND LIABILITIES AND LIQUIDATION OF THE TRANSFERRING FUND
     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.
     1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.
     The Transferring Fund has provided the Acquiring Fund with its most recent audited or unaudited financial statements, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.
     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.
     1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.
     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis, i.e., Class A shares of the Transferring Fund shall be exchanged for Class A (or similar type) shares of the Acquiring Fund, Class C shares of the Transferring Fund shall be exchanged for Class C (or similar type) shares of the Acquiring Fund and Class I shares of the Transferring Fund shall be exchanged for Class I (or similar type) shares of the Acquiring Fund. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.
     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement (the “Proxy Statement”) which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).
     1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
     1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated.

     1.8 TERMINATION. The Coventry Group shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.
ARTICLE II
VALUATION
     2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the Coventry Group’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.
     2.2 VALUATION OF SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.
     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Acquiring Fund Shares issued and outstanding on the Valuation Date. Such issuance shall be accomplished on a class equivalent basis, i.e., Class A shares of the Acquiring Fund shall be issued in exchange for Class A (or similar type) shares of the Transferring Fund, Class C shares of the Acquiring Fund shall be issued in exchange for Class C (or similar type) shares of the Transferring Fund and Class I shares of the Acquiring Fund shall be issued in exchange for Class I (or similar type) shares of the Transferring Fund.
     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Citi Fund Services Ohio, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Gemini Fund Services, LLC, the Acquiring Fund’s accounting agent.
ARTICLE III
CLOSING AND CLOSING DATE
     3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before April 21, 2008 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Northern Trust, or at such other time and/or place as the parties may agree.
     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund shall be closed to trading or trading thereon shall be restricted; or (b)

trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
     3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Coventry Group a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.
     3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the Northern Trust and the Acquiring Fund as follows:
          (a) The Transferring Fund is a separate investment series of the Coventry Group, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
          (b) The Transferring Fund is a separate investment series of the Coventry Group, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.
          (c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Coventry Group’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.
          (e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.
          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
          (g) The audited financial statements of the Transferring Fund at March 31, 2007, and the unaudited financial statement at September 30, 2007, are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.
          (h) Since September 30, 2007, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.
          (i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
          (j) For each fiscal year of its operation, the Transferring Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current fiscal year.
          (k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.
          (l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.
          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
          (o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Coventry Group and the Transferring Fund as follows:
          (a) The Acquiring Fund is a separate investment series of the Northern Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) The Acquiring Fund is a separate investment series of the Northern Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.
          (c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Northern Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
          (e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Northern Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Northern Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
          (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
          (g) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.
          (h) The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
          (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Northern Trust, and this Agreement constitutes a valid and binding obligation of the Northern Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (j) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
          (k) The information furnished by the Northern Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.
          (l) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
          (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
          (n) The Northern Trust has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of the Northern Trust. The post-effective amendment will be effective on or before the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND
     5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.
     5.2 APPROVAL BY SHAREHOLDERS. The Coventry Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.
     5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.
     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Northern Trust and the Transferring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND
     The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
     6.1 All representations and warranties of the Northern Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the Northern Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.
     6.2 With respect to the Acquiring Fund, the Coventry Group shall have received on the Closing Date an opinion from Thompson Hine LLP, counsel to the Northern Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:
          (a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.
          (b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.
          (c) This Agreement has been duly authorized, executed, and delivered by the Northern Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the

Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.
          (d) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.
          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Northern Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Northern Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund or Northern Trust is a party or by which it is bound.
          (f) Only in so far as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.
          (g) In the ordinary course of such counsel’s representation of the Northern Trust, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.
          (h) In the ordinary course of such counsel’s representation of Northern Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Trust or any of its properties or assets and the Northern Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.
          (i) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Northern Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.
          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

     6.3 The post-effective amendment on Form N-1A filed by the Northern Trust with the Commission to register the Acquiring Fund as a series of the Northern Trust has been declared is effective and no stop order has been issued by the Commission.
     6.4 Subject to paragraph 6.3, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.
     6.5 For the period beginning at the Closing Date and ending not less than six years thereafter, the Northern Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Coventry Group, covering the actions of such Trustees and officers of the Coventry Trust for the period they served as such.
     6.6 The Coventry Trust shall have received a letter of indemnification from the Wayne Hummer Asset Management Company stating that it agrees to indemnify the Coventry Group, its employees, agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party, or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
     7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Coventry Group’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Coventry Group.
     7.3 With respect to the Transferring Fund, the Northern Trust shall have received on the Closing Date an opinion of Thompson Hine LLP, counsel to the Coventry Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:
          (a) The Transferring Fund is an investment series of the Coventry Group, a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.
          (b) The Transferring Fund is a series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.
          (c) This Agreement has been duly authorized, executed and delivered by the Coventry Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.
          (d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Fund has any statutory preemptive rights in respect thereof.
          (e) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Coventry Group of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.
          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Coventry Group’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Coventry Group or the Transferring Fund is a party or by which it is bound.
          (g) Only insofar as they relate to the Transferring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.
          (h) In the ordinary course of such counsel’s representation of the Transferring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Transferring Fund, existing on or before the effective date of the Proxy Statement or the Closing Date, required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.
          (i) In the ordinary course of such counsel’s representation of the Coventry Group and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Coventry Group or any of its respective properties or assets and the Coventry Group is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.
          (j) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Coventry Group and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.
     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE
     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the Coventry Group’s Declaration of Trust and By-Laws

and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1.
     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.
     8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the Northern Trust, including the post effective amendment to register of the Acquiring Fund as a series of the Northern Trust, shall be effective.
     8.5 The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of the Transferring Fund’s investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).
     8.6 The parties shall have received a favorable legal opinion from Thompson Hine LLP addressed to the Northern Trust and the Coventry Group and their respective Trustees, substantially to the effect that, for federal income tax purposes:
          (a) The transfer of all of the Transferring Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund followed by the distribution of the Acquiring Fund Shares to the Transferring Fund Shareholders in dissolution and liquidation of the Transferring Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.
          (c) No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Transferring Fund Shareholders in exchange for their shares of the Transferring Fund.
          (d) No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for the Acquiring Fund Shares in liquidation of the Transferring Fund.
          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares held by such Shareholder immediately prior to the Closing. The holding period of the Acquiring Fund Shares received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such Shareholder (provided the Transferring Fund shares were held as capital assets on the date of the Closing).
          (f) The tax basis of the Transferring Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Closing, and the holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.
          (g) For purposes of Section 381 of the Code, either (i) the Acquiring Fund will be treated as the same corporation as the Transferring Fund and the tax attributes of the Transferring Fund enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization; or (ii) the Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.
          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES
     9.1 The Transferring Fund, the Acquiring Fund and the shareholders of the Transferring Fund and the Acquiring Fund will pay their respective expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, Wayne Hummer Asset

Management Company, the investment advisor to the Acquiring Fund, will pay or assume those expenses of the Acquiring Fund and the Transferring Fund that are solely and directly related to the Reorganization, determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:
          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;
          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or
          (c) a determination by the Coventry Group’s or the Northern Trust’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.
     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Coventry Group or the Northern Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.
ARTICLE XII
AMENDMENTS
     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Coventry Group or Northern Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.
     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.
     13.5 With respect to the Coventry Group and the Northern Trust, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust filed in Massachusetts and Delaware respectively, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST ON BEHALF OF PATHMASTER DOMESTIC EQUITY FUND
By:
	Name:	Andrew Rogers
	Title:	President

THE COVENTRY GROUP ON BEHALF OF PATHMASTER DOMESTIC EQUITY FUND
By:
	Name:	C. David Bunstine
	Title:	President

WAYNE HUMMER ASSET MANAGEMENT COMPANY, SOLELY WITH RESPECT TO SECTION 9.1
By:
Name:
Title:

VOTING OPTION

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

1) Read the Proxy Statement and have this card at hand 2) Log on to: www.proxyweb.com 3) Follow the on-screen instructions 4) Do not return this paper ballot	1) Read the Proxy Statement and have this card at hand 2) Call 1-888-221-0697 3) Follow the recorded instructions 4) Do not return this paper ballot	1) Read Proxy Statement 2) Check the appropriate box on the reverse side 3) Sign and date the Proxy Card 4) Return the Proxy Card in the enclosed postage-paid envelope	Attend shareholders’ meeting at 100 Summer Street, Suite 1500, Boston, MA 02110 on April 18, 2008
PATHMASTER DOMESTIC EQUITY FUND
PROXY BALLOT
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
— — — — —
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints C. David Bunstine and Jennifer M. Millenbaugh, or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Trust, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.
The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the item or items that relate to the particular Fund shares that you own.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
Dated:

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please fill in a box as shown using black or blue ink or number 2 pencil. ☑
PLEASE DO NOT USE FINE POINT PENS.
The Board of Trustees unanimously recommends a vote FOR all proposals.

		FOR	AGAINST	ABSTAIN
Proposal :	To approve the Agreement and Plan of Reorganization for the PathMaster Domestic Equity Fund	☐	☐	☐
WE NEED YOUR PROXY VOTE IMMEDIATELY.
YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.
PLEASE SIGN AND DATE ON REVERSE SIDE.